Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K for the period ended December 31, 2004 of Closure Medical Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Benny Ward, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. (s) 78m(a) or (s) 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BENNY WARD
Benny Ward
Vice President of Finance and Chief Financial Officer
March 16, 2005